PLEDGE AGREEMENT
                              (SECURITY AGREEMENT)


         This Pledge Agreement is made and entered into this 29th day of February, 2000 among eMarketplace, Inc., a Delaware Corporation (the "Secured Party"), Brian Burns, an individual residing at 50 West 5th Avenue, San Mateo, CA 94402 ("Burns") and Gateway Advisors, Inc., a Delaware corporation (the "Borrower").

                                    RECITALS

         1. Borrower is indebted to Secured Party in the aggregate amount $800,000.00 (the "Debt") as more particularly set forth in that certain Promissory Note dated as of the date hereof in the aggregate principal amount of $800,000, a copy of which is attached as Exhibit A hereto (the "Note").

         2. The purpose of this Pledge Agreement is to secure the obligations of the Borrower to the Secured Party hereinafter described.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1.   DEFINITIONS.

                  (a) The term "Secured Obligations" as used herein means all obligations of (i) the Borrower under the Note and any and all assignments, renewals, extensions, modifications and substitutions thereof, including, but not limited to, the obligation to pay principal and interest thereunder and (ii) the Borrower and Burns under this Pledge Agreement.

                  (b) The term "Collateral" as used herein shall mean the Pledged Securities and any and all replacements, accessions and substitutions as called for under this agreement.

                  (c) The term "Pledged Securities" means (i) that certain Common Stock Purchase Warrant dated as of April 9, 1999 issued to the Borrower and presently exercisable for 1,075,000 shares of Secured Party's common stock and (ii) 120,000 shares of Secured Party's common stock owned by Burns.

         2.   PLEDGE; DELIVERY OF THE PLEDGED SECURITIES.

                  Pursuant to the Uniform Commercial Code, each of Borrower and Burns hereby grants to the Secured Party a possessory security interest in the Pledged Securities and Collateral, which Secured Party's security interest is and shall be for the purpose of securing the Secured Obligations. Contemporaneously with the execution and delivery of this Pledge Agreement, each Borrower of Burns has delivered to the Secured Party any and all certificates evidencing the Pledged Securities, together with an assignment separate from certificate duly endorsed in blank relating to the Pledged Securities. Secured Party hereby acknowledges receipt of the Pledged Securities and such assignment separate from certificate from Borrower.

                  Upon Borrower paying or satisfying all Secured Obligations in full, the Secured Party will release from the terms of this Pledge Agreement all of the Pledged Securities.

         3.   RESTRICTIONS ON TRANSFER OF THE PLEDGED SHARES.

                  During the term of this Pledge Agreement, each of Burns and Borrower covenants not to sell, transfer, encumber, hypothecate, nor in any way dispose of the Pledged Shares or any interest therein.

         4.   DIVIDENDS.

                  During the term of this Pledge Agreement and so long as Borrower is not in default, all ordinary cash dividends (other than liquidating dividends) shall be paid to Borrower. All liquidating dividends or other amounts in respect to the Pledged Securities of whatever nature shall be delivered to Secured Party to be held in pledge hereunder and shall become part of the Collateral.

         5.   STOCK ADJUSTMENTS; WARRANTS AND RIGHTS.

                  If during the term of this Pledge Agreement any stock dividend, reclassification, readjustment or other change is declared or made with respect to the Pledged Securities or if warrants or any other rights or options are issued in connection with the Pledged Securities or if additional shares are issued to Borrower in connection with the Pledged Securities (whether or not for valuable consideration), all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such rights shall be pledged immediately to the Secured Party to be held under the terms of this Pledge Agreement in the same manner as the Pledged Securities are held hereunder, and shall become part of the Collateral.

         6.   VOTING RIGHTS.

                  During the term of this Pledge Agreement, Borrower and Burns, as the case may be, shall be entitled to exercise all voting rights with respect to the Pledged Securities. However, upon the occurrence of any event of default specified in Paragraph 7 below, the Secured Party shall be entitled to exercise all voting rights with respect to the Pledged Securities.

         7.   EVENTS OF DEFAULT.

                  Each of the following shall constitute an event of default ("Default") hereunder:

                  (a) A default under the Note, including, but not limited to, failure to make any payment of principal and interest due thereunder; or

                  (b) Levy on or seizure of any part or all of the Collateral;
or

                  (c) A breach by Borrower or Burns of the terms of this Pledge Agreement.

         8.   REMEDIES ON DEFAULT.

                  Upon any Default as specified in Paragraph 7 hereof, the Secured Party shall have all the rights, powers and remedies of a secured party under the Uniform Commercial Code and such rights, powers and remedies shall be exercisable by Secured Party with respect to all of the Collateral. Upon such Default, the Secured Party shall have all the rights of a shareholder with respect to, and the Borrower shall take all such actions as may be necessary to give effect to such rights, including the rights to vote and to give consents and take any other action with respect to the Pledged Securities, with the same force and effect as if Secured Party were the shareholder of record thereof and the absolute and sole owner thereof.

         9.   TERMINATION AND RELEASE OF PLEDGED SECURITIES.

                  When all of the Secured Obligations have been fully and completely discharged and/or cancelled, the Secured Party shall return to Borrower and Burns, as the case may be, the Pledged Securities and other Collateral then held by the Secured Party under this Pledge Agreement.

         10.  COSTS AND ATTORNEYS' FEES.

                  All costs and expenses, including reasonable attorneys' fees, incurred or paid by the Secured Party shall be repaid from the proceeds from the sale of the Pledged Securities hereunder.

         11.  RIGHTS OF THE SECURED PARTY.

                  All rights, powers and remedies of the Secured Party hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any such right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Secured Party.

                  Each of Borrower and Burns hereby waives all right to require the Secured Party: i) to proceed against Borrower or any other person, firm or corporation; ii) to proceed against the Collateral; or iii) to pursue any other remedy whatsoever which the Secured Party may possess.

         12.  NOTICES.

                  Any notice, demand, request or other communication required or permitted to be given under this Pledge Agreement shall be in writing and shall be effective if delivered personally, by facsimile transmission or by prepaid United States Mail or nationally recognized courier service properly addressed to the appropriate party. Notice shall be deemed to have been given when delivered in person or by nationally recognized courier service, upon confirmation of receipt of facsimile transmission or three business days after deposit in the United States Mail. The parties hereto shall be responsible for informing each other party hereto of its current address and facsimile number, if applicable.

         13.  CAPTIONS.

                  The headings of the paragraphs of this document are for convenience of reference only and shall not be used to construe the terms and provisions contained herein.

         14.  SEVERABILITY.

                  The invalidity, illegality or unenforceability of any provision or provisions hereof shall not affect or militate against the validity or enforceability of any of the other provisions.

         15.  COUNTERPARTS.

                  This Pledge Agreement may be executed in counterparts, each of which, when signed by all parties, shall be deemed an original. Facsimile copies of original signatures shall be sufficient to bind the parties.

         16.  FURTHER ASSURANCES.

                  Each party hereto shall, whenever and as often as shall be requested so to do by the other party hereto, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such further instruments and documents as may be appropriate to carry out the intent and purposes of this Stock Pledge Agreement.

         17.  AMENDMENT.

                  This Pledge Agreement shall not be amended without the written consent of all the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Stock Pledge Agreement on February 29, 2000.



BORROWER:                                     SECURED PARTY:

GATEWAY ADVISORS, INC.                        EMARKETPLACE, INC.



By: /s/                                       By: /s/ L. WAYNE KILEY
    -----------------------------------           ------------------------------
Name:                                         Name:   L. Wayne Kiley
       --------------------------------       Title:  Chief Executive Officer
Title:
       --------------------------------




       /s/ BRIAN BURNS
       --------------------------------
           Brian Burns